As filed with the U.S. Securities and Exchange Commission on [date]

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22668

ETF Series Solutions
(Exact name of registrant as specified in charter)

615 East Michigan Street

Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Paul Fearday

ETF Series Solutions

615 East Michigan Street

Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-5346

Registrant's telephone number, including area code

Date of fiscal year end: March 31

Date of reporting period: March 31, 2018

Item 1. Reports to Stockholders.

Annual Report

March 31, 2018

AlphaMark Actively Managed Small Cap ETF

Ticker: SMCP

AlphaMark Actively Managed Small Cap ETF

AlphaMark Actively Managed Small Cap ETF

March 31, 2018

Dear Shareholder:

The AlphaMark Actively Managed Small Cap ETF (the “Fund”) investment philosophy is founded on an appreciation of risk. We attempt to identify for the Fund high quality companies with strong cash flows. This strategy is used to provide the potential for growth while acknowledging the inherent risks of the stock market. The S&P 500 hit its all time high of 2,873 on January 25, 2018. Fifteen days later, the S&P 500 closed at 2,581, a correction of 10.2% in just 2 weeks. The CBOE Volatility Index, or the VIX, commonly know as the Fear Index, shot up to a reading over 37 on February 5, 2018. For most of 2017 the stock market experienced very little volatility and seemed to be on an endless upward trend. In our opinion, complacency and one sided trading can not persist in the markets. The whole idea of being rewarded for taking risk is predicated on taking risk. In theory, when there is little perceived risk, two things can happen to an investment: actual risk will trend lower to meet perceived risk and future returns will be far lower than past returns (not the general expectation when talking about the stock market) or perceived risk rises back to levels of true actual risk. The tool to measure perceived risk is the VIX. It was unusual for the VIX to remain so low for so long, indicating that perceived risk was unrealistic. Perceived risk is now at levels that have been consistent with historical actual risk. In some cases throughout the first quarter of 2018, the perceived risk increased to levels that were far higher than actual risk. This is measured when the VIX spikes above 25. In summary, the stock market appears now to be behaving completely normal where it had not been during most of 2017. It is important to remember that a 250 point drop on the Dow is roughly 1% and average historical volatility suggests that is very typical. A 500 point move would be considered elevated volatility and a 1,000 point move on the Dow would be unusual. During the first quarter of 2018 we noticed the usual market forces at play; buyers emerged every time that the market experienced a drop. What was unusual was that a bulk of that buying activity came from corporate buy back plans. The California-based firm TrimTabs, which tracks corporate buybacks, said the value of buyback programs announced in February alone surged to $153.7 billion from $59.9 billion in January, smashing a previous monthly record of $133 billion in April 2015. The sudden surge in corporate buybacks has been fueled by the passage of the Trump Tax Cuts and Jobs Act. If you were wondering where corporations were going to use the proceeds from corporate tax savings, this accounts for a large portion of it. As long as corporations keep buying and individuals do not excessively fear the “buy on the dip” mentality, it is quite possible that the floor for the stock market has been reached. This floor would only be breached if investors expect the opposite of what happened during 2017; that the market will just keep going down. So it seems that we may be stuck in a bit of a trading range for some time. It may dip slightly lower than the correction levels

AlphaMark Actively Managed Small Cap ETF

reached during quarter one of 2018, but it seems unlikely to crest much higher than the peak reached in January over the next year. We say this with some confidence because we see headwinds that are still in place; the Federal Reserve is raising short term interest rates and shrinking its balance sheet, long term rates have been rising, market valuations are still on the high end, even after a 10% drop, geopolitical risks remain and domestic political risks are very real. Trump’s recent tweets about Amazon have chopped off about $110 billion in market value from the tech giant FaceBook’s woes from data security breaches and the threat of new regulation wiped out over $100 billion in market value. Both issues caused many other tech names to experience massive declines as well. The Fund’s portfolio is diversified amongst all of the major sectors in the economy and we feel is positioned to add value in an uncertain market.

During the fiscal year ended March 31, 2018 (the “Period”), the net asset value per share of the Fund increased from $24.40 to $25.00, a total return of 2.37%. The market price increased from $24.35 to $25.05, a total return of 2.88%. During this time, the Russell 2000 Growth Index gained 18.63%. The main contributors of gains in the Fund during this time period came from the following sectors: Health Care (Enanta Pharmaceuticals +141.0%, Sucampo +73.2%, AMN Health Services +38.9%, Emergent Biosolutions +37.7%), Financials (Credit Acceptance Corp +73.2%), Technology (Real Page +48.3%) and Industrials (HollySys Automation +47.2%). The main contributors of loss in the Fund are from the following sectors: Health Care (Genocea Biosciences -86.5%), Energy (Basic Energy -56.2%), Technology (Ambarella -32.7%, Cirrus Logic -32.62%, Maxlinear -19.5%), Industrials (Motorcar Parts of America -32.7%, AK Steel -19.4%, Dycom Industries -18.0%) and Consumer Defensive (K12 -28.0%). We continue to maintain a portfolio that is diversified across the various sectors of the economy.

As of March 31, 2018, the Fund’s assets were invested among 29 stock positions. Our largest areas of investment were: Manufacturing (39%), Finance and Insurance (17%), and Professional, Scientific, and Technical Services (12%). Cash equivalents represented 16% of the Fund’s net assets. In our opion, we feel as we enter into a period of economic growth with a tilt towards earnings momentum, our investment philosophy and our disciplined approach to picking stocks should add value to the Fund.

As of March 31, 2018, the Fund had net assets of $26.2 million.

In conclusion, no investment style will outperform every year. The nature of the market is change and volatility. Because of the excess volatility in the market, we believe that high quality companies that have consistently met or beat their earnings expectations will be rewarded over the coming months. We continually review current holdings for any weaknesses and make adjustments when necessary. There are still some

AlphaMark Actively Managed Small Cap ETF

headwinds in the economy, yet we are optimistic that high quality companies can still succeed. We look forward to providing you with a Fund that has the ability to capture the momentum of high quality stocks as the economy continues to recover.

Sincerely,

Michael L. Simon
President and Chief Investment Officer
AlphaMark Advisors, LLC

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.

Must be preceded or accompanied by a prospectus.

Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® Index companies with higher price-to-value ratios and higher forecasted growth values. One cannot invest directly in an index.

The Standard & Poor’s 500 Index (S&P 500) is an index of 500 of the largest U.S. companies, listed on the New York Stock Exchange or NASDAQ, selected by the Standard & Poor’s Index Committee based on market capitalization. The S&P 500 Index is a widely recognized barometer of the U.S. equity market.

The CBOE Volatility Index, known by its ticker symbol VIX, is a popular measure of the stock market’s expectation of volatility implied by S&P 500 index options, calculated and published by the Chicago Board Options Exchange (CBOE). It is colloquially referred to as the fear index or the fear gauge.

Investing involves risk. Principal loss is possible. When the Fund invests in ADRs as a substitute for an investment directly in the Underlying Shares, the Fund is exposed to the risk that the ADRs may not provide a return that corresponds precisely with that of the Underlying Shares. The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than a diversified fund. A Fund that concentrates its investments in the securities of a particular sector area may be more volatile than a fund that invests in a broader range of industries. The Fund invests in foreign securities which involve political, economic and currency risks, greater volatility and differences in accounting methods. These risks are greater

AlphaMark Actively Managed Small Cap ETF

for investments in emerging markets. The Fund invests in smaller companies, which involve additional risks such as limited liquidity and greater volatility. Investing in investment companies, such as ETFs, will subject the Fund to additional expenses of each investment company and risk of owning the underlying securities held by each. ETFs may trade at a premium or discount to their net asset value. Shares of ETFs are bought and sold at market price (rather than NAV) and not individually redeemed from the Fund. Brokerage commissions will reduce returns.

Earnings growth is not representative of the Fund’s future performance.

Fund holdings and sector allocations are subject to change any time and should not be considered a recommendation to buy or sell any security. For a complete list of Fund holdings please refer to the Schedule of Investments in this report.

Market returns are based on the daily composite close price from all active exchanges at 4:00 p.m. Eastern time and do not represent the returns you would receive if you traded shares at other times.

AlphaMark Advisors LLC, is the Adviser (the “Adviser”) to the AlphaMark Actively Managed Small Cap ETF which is distributed by Quasar Distributors, LLC.

The Letter to Shareholders seeks to describe some of the Adviser’s current opinions and views of the financial markets. Although the Advisor believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed.

Diversification does not assure a profit or protect against loss in a declining market.

AlphaMark Actively Managed Small Cap ETF

PERFORMANCE SUMMARY

Growth of $10,000
(Unaudited)

Average Returns Year Ended March 31, 2018	One Year	Since Inception 4/20/15
AlphaMark Actively Managed Small Cap ETF — NAV	2.47%	0.00%
AlphaMark Actively Managed Small Cap ETF — Market	2.88%	0.07%
Russell 2000 Growth Index	18.63%	8.39%
Russell 2000 Index	11.79%	8.17%

This chart illustrates the performance of a hypothetical $10,000 investment made on April 20, 2015, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The chart assumes reinvestment of capital gains and dividends.

AlphaMark Actively Managed Small Cap ETF

PORTFOLIO ALLOCATION
As of March 31, 2018 (Unaudited)

Sector	Percentage of Net Assets
Manufacturing	38.8%
Finance and Insurance	16.6
Short-Term Investments	16.4
Professional, Scientific, and Technical Services	12.0
Retail Trade	3.9
Management of Companies and Enterprises	3.8
Educational Services	3.4
Construction	2.6
Mining, Quarrying, Oil and Gas Extraction	1.7
Information	1.6
Liabilities in Excess of Other Assets	(0.8)
Total	100.0%

AlphaMark Actively Managed Small Cap ETF SCHEDULE OF INVESTMENTS March 31, 2018
Shares	Security Description	Value
	COMMON STOCKS — 84.4%
	Construction — 2.6%
9,760	LGI Homes, Inc. (a)	$688,763

	Educational Services — 3.4%
62,031	K12, Inc. (a)	879,599

	Finance and Insurance — 16.6%
2,993	Credit Acceptance Corporation (a)	988,917
20,298	Employers Holdings, Inc.	821,054
13,300	Health Insurance Innovations, Inc. - Class A (a)	384,370
5,146	MarketAxess Holdings, Inc.	1,118,947
87,244	Net 1 UEPS Technologies, Inc. (a)	825,328
3,500	Preferred Bank	224,700
		4,363,316
	Information — 1.6%
8,773	Shutterstock, Inc. (a)	422,420

	Management of Companies and Enterprises — 3.8%
8,219	Cooper-Standard Holdings, Inc. (a)	1,009,375

	Manufacturing — 38.8%♦
60,000	AK Steel Holding Corporation (a)	271,800
4,200	ANI Pharmaceuticals, Inc. (a)	244,524
30,377	BioTelemetry, Inc. (a)	943,206
14,895	Cirrus Logic, Inc. (a)	605,184
11,527	Emergent BioSolutions, Inc. (a)	606,896
14,715	Enanta Pharmaceuticals, Inc. (a)	1,190,591
38,115	Hollysys Automation Technologies, Ltd.	942,203
20,071	II-VI, Inc. (a)	820,904
40,353	MaxLinear, Inc. (a)	918,031
37,166	Motorcar Parts of America, Inc. (a)	796,467
34,581	Natus Medical, Inc. (a)	1,163,651
7,571	Sanderson Farms, Inc.	901,100
28,589	Tower Semiconductor, Ltd. (a)	769,330
		10,173,887

The accompanying notes are an integral part of these financial statements.

AlphaMark Actively Managed Small Cap ETF SCHEDULE OF INVESTMENTS March 31, 2018 (Continued)
Shares	Security Description	Value
	COMMON STOCKS (Continued)
	Mining, Quarrying, and Oil and Gas Extraction — 1.7%
31,596	Basic Energy Services, Inc. (a)	$456,246

	Professional, Scientific, and Technical Services — 12.0%
20,726	AMN Healthcare Services, Inc. (a)	1,176,200
30,123	Echo Global Logistics, Inc. (a)	831,395
21,955	RealPage, Inc. (a)	1,130,683
		3,138,278
	Retail Trade — 3.9%
41,046	Diplomat Pharmacy, Inc. (a)	827,077
10,000	MarineMax, Inc. (a)	194,500
		1,021,577
	TOTAL COMMON STOCKS (Cost $18,260,468)	22,153,461

	SHORT-TERM INVESTMENTS — 16.4%
4,295,171	Fidelity® Institutional Money Market Funds - Government Portfolio, Class I, 1.49% *	4,295,171
	TOTAL SHORT-TERM INVESTMENTS (Cost $4,295,171)	4,295,171
	Total Investments (Cost $22,555,639) — 100.8%	26,448,632
	Liabilities in Excess of Other Assets — (0.8)%	(200,170)
	NET ASSETS — 100.0%	$26,248,462

Percentages are stated as a percent of net assets.

(a)	Non-income producing security

*	Rate shown is the annualized seven-day yield as of March 31, 2018.

♦	To the extent that the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors. See Note 7 in the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

AlphaMark Actively Managed Small Cap ETF STATEMENT OF ASSETS & LIABILITIES March 31, 2018
ASSETS
Investments in securities, at value (Cost $22,555,639)	$26,448,632
Dividends and interest receivable	8,048
Total assets	26,456,680

LIABILITIES
Payable for investments purchased	187,776
Management fees payable	20,442
Total liabilities	208,218

NET ASSETS	$26,248,462

Net Assets Consist of:
Paid-in capital	$26,710,294
Undistributed (accumulated) net investment income (loss)	(38,066)
Accumulated net realized gain (loss) on investments	(4,316,759)
Net unrealized appreciation (depreciation) on investments	3,892,993
Net assets	$26,248,462

Net Asset Value:
Net assets	$26,248,462
Shares outstanding ^	1,050,000
Net asset value, offering and redemption price per share	$25.00

^	No par value, unlimited number of shares authorized.

The accompanying notes are an integral part of these financial statements.

AlphaMark Actively Managed Small Cap ETF STATEMENT OF OPERATIONS For the Year Ended March 31, 2018
INCOME
Dividends	$56,944
Interest	35,369
Total investment income	92,313

EXPENSES
Management fees	241,508
Total expenses	241,508
Net investment income (loss)	(149,195)

REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments	1,728,093
Change in unrealized appreciation (depreciation) on investments	(879,262)
Net realized and unrealized gain (loss) on investments	848,831
Net increase (decrease) in net assets resulting from operations	$699,636

The accompanying notes are an integral part of these financial statements.

AlphaMark Actively Managed Small Cap ETF STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended March 31, 2018	Year Ended March 31, 2017
OPERATIONS
Net investment income (loss)	$(149,195)	$(56,766)
Net realized gain (loss) on investments	1,728,093	(4,165,046)
Change in unrealized appreciation (depreciation) on investments	(879,262)	6,215,605
Net increase (decrease) in net assets resulting from operations	699,636	1,993,793

CAPITAL SHARE TRANSACTIONS
Proceeds from subscriptions	—	—
Payments for redemptions	(1,286,350)	—
Net increase (decrease) in net assets derived from capital share transactions (a)	(1,286,350)	—
Net increase (decrease) in net assets	$(586,714)	$1,993,793

NET ASSETS
Beginning of year	$26,835,176	$24,841,383
End of year	$26,248,462	$26,835,176
Undistributed (accumulated) net investment income (loss)	$(38,066)	$(22,825)

(a)	A summary of capital share transactions is as follows:

	Year Ended March 31, 2018	Year Ended March 31, 2017
	Shares	Shares
Subscriptions	—	—
Redemptions	(50,000)	—
Net increase (decrease)	(50,000)	—

The accompanying notes are an integral part of these financial statements.

AlphaMark Actively Managed Small Cap ETF FINANCIAL HIGHLIGHTS For a capital share outstanding throughout the year/period
	Year Ended March 31, 2018	Year Ended March 31, 2017	Period Ended March 31, 2016(1)
Net asset value, beginning of year/period	$24.40	$22.58	$25.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (2)	(0.14)	(0.05)	(0.08)
Net realized and unrealized gain (loss) on investments	0.74	1.87	(2.34)
Total from investment operations	0.60	1.82	(2.42)

Net asset value, end of year/period	$25.00	$24.40	$22.58

Total return	2.47%	8.12%	(9.66	)%(3)

SUPPLEMENTAL DATA:
Net assets at end of year/period (000's)	$26,248	$26,835	$24,841

RATIOS TO AVERAGE NET ASSETS:
Expenses to average net assets	0.90%	0.90%	0.90	%(4)
Net investment income (loss) to average net assets	(0.56)%	(0.23)%	(0.39	)%(4)

Portfolio turnover rate (5)	41%	47%	52	%(3)

(1)	Commencement of operations on April 20, 2015.

(2)	Calculated based on average shares outstanding during the period.

(3)	Not annualized.

(4)	Annualized.

(5)	Excludes the impact of in-kind transactions.

The accompanying notes are an integral part of these financial statements.

AlphaMark Actively Managed Small Cap ETF

NOTES TO FINANCIAL STATEMENTS
March 31, 2018

NOTE 1 – ORGANIZATION

AlphaMark Actively Managed Small Cap ETF (the “Fund”) is a non-diversified series of ETF Series Solutions (“ESS” or the “Trust”), an open-end management investment company consisting of multiple investment series, organized as a Delaware statutory trust on February 9, 2012. The Trust is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and the offering of the Fund’s shares is registered under the Securities Act of 1933, as amended (the “Securities Act”). The investment objective of the Fund is to seek long-term growth of capital. The Fund commenced operations on April 20, 2015.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.

Security Valuation. All equity securities, including domestic and foreign common stocks, preferred stocks, and exchange traded funds that are traded on a national securities exchange, except those listed on the Nasdaq Global Market®, Nasdaq Global Select Market® and the Nasdaq Capital Market® exchanges (collectively, “Nasdaq”) are valued at the last reported sale price on the exchange on which the security is principally traded. Securities traded on Nasdaq will be valued at the Nasdaq Official Closing Price (“NOCP”). If, on a particular day, an exchange-traded or Nasdaq security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used. Prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate, which approximates fair value. Investments in mutual funds, including money market funds, are valued at their net asset value (“NAV”) per share. Short-term securities that have maturities of less than 60 days at the time of purchase are valued at amortized cost, which, when combined with accrued interest, approximates fair value.

AlphaMark Actively Managed Small Cap ETF

NOTES TO FINANCIAL STATEMENTS
March 31, 2018 (Continued)

Securities for which quotations are not readily available are valued at their respective fair values in accordance with pricing procedures adopted by the Fund’s Board of Trustees (the “Board”). When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Board. The use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would be calculated without regard to such considerations.

As described above, the Fund utilizes various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –	Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –	Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

AlphaMark Actively Managed Small Cap ETF

NOTES TO FINANCIAL STATEMENTS
March 31, 2018 (Continued)

The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2018:

Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$22,153,461	$—	$—	$22,153,461
Short-Term Investments	4,295,171	—	—	4,295,171
Total Investments in Securities	$26,448,632	$—	$—	$26,448,632

^	See Schedule of Investments for sector breakouts.

Transfers between levels are recognized at the end of the reporting period. During the year ended March 31, 2018, the Fund did not recognize any transfers to or from Levels 1, 2, or 3.

B.

Federal Income Taxes. The Fund’s policy is to comply with the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its net investment income and net capital gains to shareholders. Therefore, no federal income tax provision is required. The Fund plans to file U.S. Federal and various state and local tax returns.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations. During the most recently completed fiscal year end, the Fund did not incur any interest or penalties.

C.

Security Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations.

AlphaMark Actively Managed Small Cap ETF

NOTES TO FINANCIAL STATEMENTS
March 31, 2018 (Continued)

Distributions received from the Fund’s investments in publicly traded partnerships are generally comprised of ordinary income and return of capital from the partnerships. The Fund allocates distributions between investment income and return of capital based on estimates. Such estimates are based on information provided by each partnership and other industry sources. These estimates may subsequently be revised based on actual allocations received from partnerships after their tax reporting periods are concluded as the actual character of these distributions is not known until after the fiscal year end of the Fund. There were no investments in publicly traded partnerships during the year ended March 31, 2018.

D.

Distributions to Shareholders. Distributions to shareholders from net investment income and net realized gain on Fund securities are declared and paid by the Fund on an annual basis. Distributions are recorded on the ex-dividend date.

E.

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

F.

Share Valuation. The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading. The offering and redemption price per share of the Fund is equal to the Fund’s NAV per share.

G.

Guarantees and Indemnifications. In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

H.

Reclassification of Capital Accounts. U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share.

AlphaMark Actively Managed Small Cap ETF

NOTES TO FINANCIAL STATEMENTS
March 31, 2018 (Continued)

The permanent differences primarily relate to net operating losses. For the year ended March 31, 2018, the following table shows the reclassifications made:

Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)	Paid-In Capital
$133,954	$(296,896)	$162,942

During the period ended March 31, 2018, the Fund realized $296,896 in net capital gains resulting from in-kind redemptions in which shareholders exchanged Fund shares for securities held by the Fund rather than for cash. Because gains are not taxable to the Fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized gains/(losses) to paid-in capital.

I.

Subsequent Events. In preparing these financial statements, Management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. There were no events or transactions that occurred during the period subsequent to March 31, 2018, that materially impacted the amounts or disclosures in the Fund’s financial statements.

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

AlphaMark Advisors, LLC (the “Adviser”), serves as the investment adviser to the Fund. Pursuant to an Investment Advisory Agreement (“Advisory Agreement”) between the Trust, on behalf of the Fund, and the Adviser, the Adviser provides investment advice to the Fund and oversees the day-to-day operations of the Fund, subject to the direction and control of the Board and the officers of the Trust. Under the Advisory Agreement, the Adviser also arranges for the transfer agency, custody, fund administration and accounting, and all other related services necessary for the Fund to operate. Under the Advisory Agreement, the Advisor has agreed to pay all expenses of the Fund, except for: the fee paid to the Adviser pursuant to the Advisory Agreement, interest charges on any borrowings, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution (12b-1) fees and expenses. For services provided to the Fund, the Fund pays the Adviser 0.90% at an annual rate based on the Fund’s average daily net assets.

AlphaMark Actively Managed Small Cap ETF

NOTES TO FINANCIAL STATEMENTS
March 31, 2018 (Continued)

U.S. Bancorp Fund Services, LLC (“USBFS” or “Administrator”) acts as the Fund’s Administrator and, in that capacity, performs various administrative and accounting services for the Fund. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund, including regulatory compliance monitoring and financial reporting; prepares reports and materials to be supplied to the Board; and monitors the activities of the Fund’s Custodian, transfer agent, and fund accountant. USBFS also serves as the transfer agent and fund accountant to the Fund. U.S. Bank N.A. (the “Custodian”), an affiliate of USBFS, serves as the Fund’s Custodian.

Quasar Distributors, LLC, (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of the Administrator.

A Trustee and all officers of the Trust are affiliated with the Administrator, Distributor, and Custodian.

NOTE 4 – PURCHASES AND SALES OF SECURITIES

During the year ended March 31, 2018, purchases and sales of securities by the Fund, excluding short-term securities and in-kind transactions, were $9,551,459 and $10,357,243, respectively.

During the year ended March 31, 2018, there were no purchases or sales of U.S. Government securities.

During the year ended March 31, 2018, in-kind transactions associated with redemptions were $1,145,428 and there were no creations.

NOTE 5 – INCOME TAX INFORMATION

The components of distributable earnings (losses) and cost basis of investments for federal income tax purposes at March 31, 2018 were as follows:

Investments
Tax cost of investments	$22,555,639
Gross tax unrealized appreciation	5,630,090
Gross tax unrealized depreciation	(1,737,097)
Total unrealized appreciation/(depreciation)	3,892,993
Undistributed ordinary income	—
Undistributed long-term capital gains	—
Total distributable earnings	—
Other accumulated gain/(loss)	(4,354,825)
Total accumulated gain/(loss)	$(461,832)

AlphaMark Actively Managed Small Cap ETF

NOTES TO FINANCIAL STATEMENTS
March 31, 2018 (Continued)

As of March 31, 2018, the Fund deferred, on a tax basis, late-year losses of $38,066 and no post-October capital losses.

As of March 31, 2018, the Fund had a short-term capital loss carryforward of $2,064,594 and a long-term capital loss carryforward of $2,252,165. These amounts do not have an expiration date. During the year ended March 31, 2018, the Fund utilized $1,431,197 of its capital loss carryforward.

There were no distributions paid by the Fund during the years ended March 31, 2017 and March 31, 2018.

NOTE 6 – SHARE TRANSACTIONS

Shares of the Fund are listed and traded on The Nasdaq Stock Market, LLC. Market prices for the shares may be different from their NAV. The Fund issues and redeems shares on a continuous basis at NAV only in blocks of 50,000 shares, called “Creation Units.” Creation Units are issued and redeemed principally in-kind for securities included in a specified universe. Once created, shares generally trade in the secondary market at market prices that change throughout the day. Except when aggregated in Creation Units, shares are not redeemable securities of the Fund. Creation Units may only be purchased or redeemed by certain financial institutions (“Authorized Participants”). An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors do not qualify as Authorized Participants nor have the resources to buy and sell whole Creation Units. Therefore, they are unable to purchase or redeem the shares directly from the Fund. Rather, most retail investors may purchase shares in the secondary market with the assistance of a broker and are subject to customary brokerage commissions or fees.

The Fund currently offers one class of shares, which has no front end sales load, no deferred sales charges, and no redemption fee. A fixed transaction fee is imposed for the transfer and other transaction costs associated with the purchase or sale of Creation Unit. The standard fixed transaction fee for the Fund is $250, payable to the Custodian. In addition, a variable fee may be charged on all cash transactions or substitutes for Creation Units of up to a maximum of 2% as a percentage of the value of the Creation Units subject to the transaction. There were no variable fees received during the year. The Fund may issue an unlimited number of shares of beneficial interest, with no par value. All shares of the Fund have equal rights and privileges.

NOTE 7 – PRINCIPAL RISKS

Sector Risk. To the extent that the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors.

AlphaMark Actively Managed Small Cap ETF

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of AlphaMark Actively Managed Small Cap ETF and
Board of Trustees of ETF Series Solutions

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of AlphaMark Actively Managed Small Cap ETF (the “Fund”), a series of ETF Series Solutions, as of March 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three periods in the period then ended, including the related notes, (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits include performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and confirmation of securities owned as of March 31, 2018, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles

AlphaMark Actively Managed Small Cap ETF

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
(Continued)

used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2015.

COHEN & COMPANY, LTD.
Milwaukee, Wisconsin
May 25, 2018

AlphaMark Actively Managed Small Cap ETF

TRUSTEES AND OFFICERS
(Unaudited)

Additional information about each Trustee of the Trust is set forth below. The address of each Trustee of the Trust is c/o USBFS, 615 E. Michigan Street, Milwaukee, WI 53202.

Name and Year of Birth	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees
Leonard M. Rush, CPA Born: 1946	Lead Independent Trustee and Audit Committee Chairman	Indefinite term; since 2012	Retired; formerly Chief Financial Officer, Robert W. Baird & Co. Incorporated (wealth management firm) (2000–2011).	34	Independent Trustee, Managed Portfolio Series (36 portfolios); Director, Anchor Bancorp Wisconsin, Inc. (2011–2013).
David A. Massart Born: 1967	Trustee	Indefinite term; since 2012	Co-Founder, President and Chief Investment Strategist, Next Generation Wealth Management, Inc. (since 2005).	34	Independent Trustee, Managed Portfolio Series (36 portfolios).
Janet D. Olsen Born: 1956	Trustee	Indefinite term; since 2018	Retired; formerly Managing Director and General Counsel, Artisan Partners Limited Partnership (investment adviser) (2000–2013); Executive Vice President and General Counsel, Artisan Partners Asset Management Inc. (2012–2013); Vice President and General Counsel, Artisan Funds, Inc. (investment company) (2001–2012).	34	Independent Trustee, PPM Funds (since 2018).
Interested Trustee
Michael A. Castino Born: 1967	Trustee and Chairman	Indefinite term; Trustee since 2014; Chairman since 2013	Senior Vice President, USBFS (since 2013); Managing Director of Index Services, Zacks Investment Management (2011–2013).	34	None

AlphaMark Actively Managed Small Cap ETF

TRUSTEES AND OFFICERS
(Unaudited) (Continued)

The officers of the Trust conduct and supervise its daily business. The address of each officer of the Trust is c/o USBFS, 615 E. Michigan Street, Milwaukee, WI 53202. Additional information about the Trust’s officers is as follows:

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Principal Officers of the Trust
Paul R. Fearday, CPA Born: 1979	President and Assistant Treasurer	Indefinite term; President and Assistant Treasurer since 2014 (other roles since 2013)	Senior Vice President, U.S. Bancorp Fund Services, LLC (since 2008); Manager, PricewaterhouseCoopers LLP (accounting firm) (2002–2008).
Michael D. Barolsky, Esq. Born: 1981	Vice President and Secretary	Indefinite term; since 2014 (other roles since 2013)	Vice President, USBFS (since 2012); Associate, Thompson Hine LLP (law firm) (2008–2012).
James R. Butz Born: 1982	Chief Compliance Officer	Indefinite term; since 2015	Senior Vice President, USBFS (since 2015); Vice President, USBFS (2014–2015); Assistant Vice President, USBFS (2011–2014).
Kristen M. Weitzel, CPA Born: 1977	Treasurer	Indefinite term; since 2014 (other roles since 2013)	Vice President, USBFS (since 2015); Assistant Vice President, USBFS (2011–2015); Manager, PricewaterhouseCoopers LLP (accounting firm) (2005–2011).
Brett M. Wickmann Born: 1982	Assistant Treasurer	Indefinite term; since 2017	Vice President, USBFS (since 2017); Assistant Vice President, USBFS (2012-2017).
Elizabeth A. Winske Born: 1983	Assistant Treasurer	Indefinite term; since 2017	Assistant Vice President (since 2016); Officer, USBFS (2012-2016).

The Statement of Additional Information (“SAI”) includes additional information about the Trustees and is available without charge, upon request, by calling toll free (800) 617-0004, by accessing the SEC’s website at www.sec.gov, or by accessing the Fund’s website at www.alphamarkadvisors.com/etf/.

AlphaMark Actively Managed Small Cap ETF

EXPENSE EXAMPLE
For the Six-Months Ended March 31, 2018 (Unaudited)

As a shareholder of AlphaMark Actively Managed Small Cap ETF (the “Fund”) you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares, and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2017 – March 31, 2018).

Actual Expenses

The first line of the table provides information about actual account values based on actual returns and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then, multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value October 1, 2017	Ending Account Value March 31, 2018	Expenses Paid During the Period(1)
Actual	$1,000.00	$1,035.40	$4.57
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.44	$4.53

(1)	The dollar amounts shown as expenses paid during the period are equal to the annualized six-month expense ratio, 0.90%, multiplied by the average account value during the period, multiplied by the number of days in the most recent six-month period, 182 days, divided by the number of days in the most recent fiscal twelve-month period, 365 days.

AlphaMark Actively Managed Small Cap ETF

FEDERAL TAX INFORMATION
(Unaudited)

For the fiscal year ended March 31, 2018, certain dividends paid by the Fund may be subject to a maximum rate of 23.8%, as provided for by the Jobs and Growth Tax relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 0.00%.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividend received deduction for the fiscal year ended March 31, 2018 was 0.00%.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for the Fund were 0.00%.

INFORMATION ABOUT PORTFOLIO HOLDINGS
(Unaudited)

The Fund files its complete schedules of portfolio holdings for its first and third fiscal quarters with the SEC on Form N-Q. The Fund’s Form N-Q is available without charge, upon request, by calling toll-free at (800) 617-0004. Furthermore, you may obtain the Form N-Q on the SEC’s website at www.sec.gov. The Fund’s portfolio holdings are posted on its website at www.alphamarkadvisors.com/etf/ daily.

INFORMATION ABOUT PROXY VOTING
(Unaudited)

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is provided in the SAI. The SAI is available without charge, upon request, by calling toll-free at (800) 617-0004, by accessing the SEC’s website at www.sec.gov, or by accessing the Fund’s website at www.alphamarkadvisors.com/etf/.

When available, information regarding how the Fund voted proxies relating to portfolio securities during the twelve-months ending June 30 is available by calling toll-free at (800) 617-0004 or by accessing the SEC’s website at www.sec.gov.

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS
(Unaudited)

Information regarding how often shares of the Fund trade on an exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund is available, without charge, on the Fund’s website at www.alphamarkadvisors.com/etf/.

Adviser

AlphaMark Advisors, LLC

810 Wright’s Summit Pkwy, Suite 100

Ft. Wright, Kentucky 41011

Distributor

Quasar Distributors, LLC

777 East Wisconsin Avenue, 6th Floor

Milwaukee, Wisconsin 53202

Custodian

U.S. Bank National Association

Custody Operations

1555 North Rivercenter Drive, Suite 302

Milwaukee, Wisconsin 53212

Transfer Agent

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm

Cohen & Company, Ltd.

342 North Water Street, Suite 830

Milwaukee, Wisconsin 53202

Legal Counsel

Morgan, Lewis & Bockius LLP

1111 Pennsylvania Avenue, NW

Washington, DC 20004

AlphaMark Actively Managed Small Cap ETF

Symbol – SMCP

CUSIP – 26922A834

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Mr. Leonard Rush is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for the last fiscal year for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 03/31/2018	FYE 03/31/2017
Audit Fees	$14,000	$13,500
Audit-Related Fees	$0	$0
Tax Fees	$3,000	$3,000
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen & Company, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 03/31/2018	FYE 03/31/2017
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 03/31/2018	FYE 03/31/2017
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, (the “Act”) and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Act. The independent members of the committee are as follows: David A. Massart, Leonard M. Rush, and Janet D. Olsen.

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President/principal executive officer and Treasurer/principal financial officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	ETF Series Solutions

By (Signature and Title)*	/s/ Paul R. Fearday
Paul R. Fearday, President (principal executive officer)

Date	6/1/18

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Paul R. Fearday
Paul R. Fearday, President (principal executive officer)

Date	6/1/18

By (Signature and Title)*	/s/ Kristen M. Weitzel
Kristen M. Weitzel, Treasurer (principal financial officer)

Date	6/1/18

*	Print the name and title of each signing officer under his or her signature.